SERIES A PREFERRED STOCK PURCHASE AGREEMENT

This SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of September __, 2021, is entered into by and among JetFleet Holding Corp., a California corporation (the “Company”), and AeroCentury Corp., a Delaware corporation (the “Purchaser”).

RECITALS.

WHEREAS, on March 29, 2021, AeroCentury Corp., JetFleet Holding Corp., and JetFleet Management Corp. (collectively, the “Debtors”) commenced voluntary cases under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), which are being jointly administered under the caption In re AeroCentury Corp., et al., Case No. 21-10636 (JTD) (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, the Debtors filed a Combined Disclosure Statement and Joint Chapter 11 Plan of AeroCentury Corp., and its Affiliated Debtors dated July 14, 2021 (the “Plan,” as it may be altered, amended, modified or supplemented from time to time including in accordance with any documents submitted in support thereof and the Bankruptcy Code or the Bankruptcy Rules) [Docket No. 225];

WHEREAS, the Bankruptcy Court approved the Plan on an interim basis for solicitation purposes only pursuant to the Solicitation Procedures Order [Docket No. 222];

WHEREAS, the Plan consists of a toggle between (i) the Sponsored Plan, which, pursuant to the terms of the Plan Sponsor Agreement, the Debtors and the Plan Sponsor will agree to a restructuring of the Debtors’ businesses that will be implemented through the Sponsored Plan (collectively, the “Restructuring Transactions”), and (ii) the Stand-Alone Plan, whereby the Debtors’ remaining Assets will vest in the Post-Effective Date Debtors and be monetized by the Plan Administrator;

WHEREAS, the Debtors filed a Notice of Selection of Plan Sponsor on August 9, 2021 [Docket No. 254], which included as Exhibit A an Investment Term Sheet between AeroCentury and Plan Sponsor dated as of August 9, 2021 (the “Term Sheet”) setting forth the principal terms of an investment by Plan Sponsor into AeroCentury to be implemented pursuant to the Plan; and

WHEREAS, pursuant to the Plan, the Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, 104,082 shares of Series A Preferred Stock, no par value (the “Shares”).

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Authorization and Sale of Shares of Series A Preferred Stock.

1.1 Authorization. The Company shall adopt and file with the Secretary of State of Delaware on or before the Closing (as defined below) the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A (the “Restated Certificate”).

1.2 Sale of Shares. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser at the Closing, and the Purchaser agrees to purchase from the Company, 104,082 Shares at the aggregate purchase price of $2,000,000 (the “Purchase Price”), or $19.2156 per share. The Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate.

2. Closing; Delivery.

2.1 Closing. The closing of the purchase and sale of the Shares hereunder is scheduled to take place at the offices of Young Conaway Stargatt & Taylor, LLP, 1000 N. King Street, Wilmington, DE 19801, at ____ a.m. local time, on September 30, 2021, or at such other time and place as the Company and the Purchaser mutually agree upon orally or in writing (which time and place is designated as the “Closing”).

2.2 Deliveries. At the Closing, the Company will deliver to the Purchaser a certificate or certificates representing the number of Shares that the Purchaser is purchasing against payment of the Purchase Price.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser that as of the Closing, and except for the Chapter 11 Cases and except as contemplated by or as a result of the Plan or the Restructuring Transactions:

3.1 Organization and Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted.

3.2 Capitalization. Immediately prior to the Closing, the authorized and outstanding capital of the Company consists of:

(a)           1,000,000 shares of Common Stock, no par value, of which no shares are issued and outstanding pursuant to the Plan, of which 100,000 shares of Common stock will be issued concurrently at the Closing.

(b)           104,083 shares of Preferred Stock, of which 104,082 Shares have been designated as Series A Preferred Stock, of which all 104,082 shares of Series A Preferred Stock will be issued concurrently the Closing, and 1 share of Series B Preferred Stock will be designated as Series B Preferred Stock, of which all 1 share of Series B Preferred Stock will be issued concurrently at the Closing.

3.3 Corporate Power; Binding Obligations. The Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement. This Agreement constitutes valid and binding obligations of the Company, enforceable in accordance with their terms, (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.4 Authorization. All corporate action on the part of the Company, its board of directors (the “Board”) and stockholders necessary for the (i) authorization, execution, delivery and performance by the Company of this Agreement; (ii) the authorization, sale, issuance and/or delivery of the Shares; and (iii) the performance of the Company’s obligations hereunder has been taken or will be taken prior to the Closing. The Shares when issued in compliance with the provisions of this Agreement, will be duly authorized and validly issued and will be fully paid and nonassessable, and free of any liens or encumbrances.

3.5 Compliance with Other Instruments. The Company is not in violation or default of any term of its Articles of Incorporation or Bylaws, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or any statute, rule or regulation applicable to the Company which would materially and adversely affect the Company’s business, assets or results of operations. The Company’s execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any lien upon any of the Company’s assets or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets, except for any such violation, conflict, default or lien that would not reasonably be expected to materially and adversely affect the Company’s business, assets or results of operations.

3.6 Government Consent. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state or other governmental authority on the Company’s part is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Shares, except for (i) any notices of sales required to be filed with the SEC under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and (ii) any filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filings will be effected within fifteen (15) days of the sale of the Shares hereunder, or such other post-closing filings as may be required under other applicable blue sky laws.

3.7 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into the Agreements or to consummate the transactions contemplated hereby, or thereby, or that, either individually or in the aggregate, if determined adversely to the Company, would reasonably be expected to have a material adverse effect on the Company’s business, assets or results of operations. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

3.8 Liabilities. The Company has no material liabilities (absolute or contingent) except (i) liabilities disclosed to the Purchaser in this Agreement, and (ii) current liabilities incurred in the ordinary course of business that do not, individually or in the aggregate, have a material adverse effect on the Company’s financial condition or business as now conducted.

4. Purchaser Representations and Warranties. The Purchaser represents and warrants to the Company as follows:

4.1 Organization, Authority If the Purchaser is an entity, such Purchaser is a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Purchaser of the Shares hereunder has been, to the extent the Purchaser is an entity, duly authorized by all necessary corporate, partnership or other action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.2 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that the Purchaser is acquiring the Shares for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to, or for, resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

4.3 Investment Experience. The Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, the Purchaser also represents that it has not been organized for the purpose of acquiring the Shares.

4.4 Compliance with Securities Laws. The Purchaser acknowledges that it is aware that the Shares to be issued to the Purchaser by the Company pursuant to this Agreement has not been registered under the Securities Act, and that the Shares are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. In this connection, the Purchaser acknowledges and understands that resale of the Purchaser's Shares may be restricted indefinitely unless they are subsequently registered under the Securities Act and qualified under applicable state securities laws or an exemption from such registration and such qualification is available, and that the Company is under no obligation to file any registration statement under the Securities Act or to qualify any Shares under applicable state securities laws. The Purchaser warrants and represents that the Purchaser (i)is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect, and (ii) has the capacity to protect its own interests in connection with the purchase of the Shares by virtue of the business or financial expertise of any professional advisors to the Purchaser who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

4.5 Representations and Reliance. The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein.

4.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4 provided and to the extent this Section and such agreement are then applicable; and:

(a)           There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(b)           (i) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

(c)           The Purchaser has complied with all restrictions on transfer set forth in the Restated Certificate.

4.7 Legends. It is understood that the certificates evidencing the Shares may bear one or all of the following legends:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS PROVIDED IN THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE COMPANY.

4.8 No General Solicitation. The Purchaser has not been offered any of the Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine, the Internet, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

4.9 No Public Market. The Purchaser understands and acknowledges that no public market now exists for any of the Shares and that the Company has made no assurances that a public market will ever exist for the Shares.

4.10 No Investment, Tax or Legal Advice. The Purchaser understands that nothing in this Agreement, or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5. Purchaser Closing Conditions. The obligations of the Purchaser under Section 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which will not be effective against the Purchaser who does not consent thereto:

5.1 Representations and Warranties Correct. The Company's representations and warranties in Section 3 hereof shall be true and correct in all material respects as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

5.2 Board of Directors. The Board of Directors of the Company at the Closing shall consist of [______________], [______________] and [______________].

6. Company Closing Conditions. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Purchaser:

6.1 Representations and Warranties. The Purchaser's representations and warranties in Section 4 hereof shall be true and correct in all material respects as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

6.2 Payment of Purchase Price. The Purchaser shall have delivered the purchase price specified in Section 1.2 and in the Schedule of Purchasers.

6.3 Board of Directors. The Board of Directors of the Company at the Closing shall consist of [______________], [______________] and [______________].

7. Audited Financial Information. So long as the Purchaser beneficially owns a majority of the voting rights of the Company, the Company shall deliver to the Purchaser (a) within sixty (60) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by a PCAOB independent public accountants of recognized standing, and (b) within thirty (30) days after the end of each quarter, the Company’s unaudited but reviewed financial statements. Notwithstanding anything to the contrary in this Agreement, the Company consents to the disclosure of such financial information by the Purchaser as reasonably necessary to comply with the Purchaser’s accounting and disclosure requirements. Further, if at any time the Purchaser or its independent auditor determines that applicable auditing standards require that the Company be included within the scope of such auditor’s audit procedures with respect to its audit of the Purchaser and its affiliates, the Company shall, at the Purchaser’s sole expense, reasonably cooperate in a timely fashion with reasonable requests to facilitate any such audit procedures.

8. Cooperation. So long as they are employed by the Company, the Company shall cause its officers who are the former Chief Financial Officer of Purchaser and the former Controller of Purchaser to assist and cooperate with the Purchaser (not to exceed thirty (30) hours in the aggregate) in the Purchaser’s preparation of its financial statements and reports filed with the U.S. Securities and Exchange Commission for the quarter ending September 30, 2021 and for the year ending December 31, 2021 (the “SEC Reports”) and the provision of all information requested by the Purchaser’s auditors and counsel for the preparation of such SEC Reports in a timely fashion.

9. Miscellaneous.

9.1 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof.

9.2 Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this paragraph will be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including any securities into which such securities are convertible), each holder of all such securities, and the Company.

9.3 Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchaser contained in this Agreement or made pursuant to this Agreement will survive the execution and delivery of this Agreement and the Closing.

9.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.5 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions. The Company and the Purchaser each hereby submits to the jurisdiction of the state and Federal courts located in Santa Clara, State of California, with respect to all actions relating to this Agreement.

9.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effective upon delivery to the party to be notified in person or by courier service or five (5) days after deposit with the United States mail by registered or certified mail, postage prepaid, or one (1) day after deposit with Federal Express, United Parcel Service or other guaranteed overnight delivery service, addressed (a) if to the Purchaser, at the Purchaser’s address listed on the signature page, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one (1) copy should be sent to its address set forth on the signature page of this Agreement and addressed to the attention of the Company’s Secretary, or at such other address as the Company shall have furnished to the Purchaser.

9.7 Finder’s Fee. Each party represents and warrants to the others that such party is not and will not be obligated for any finder's or brokers fee or commission (collectively “Finder’s Fee”) in connection with the transactions described herein. The Purchaser agrees to indemnify and to hold the Company harmless from any liability for any Finder’s Fee (and the cost of defending against such liability or asserted liability) for which the Purchaser or any of the Purchaser’s directors, officers, employees, agents or affiliates is responsible. The Company agrees to indemnify and to hold the Purchaser harmless from any liability for any Finder’s Fee (and the cost of defending against such liability or asserted liability) for which such Company or any of its managers, officers, employees, agents or affiliates is responsible.

9.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

9.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of the Agreement will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms.

9.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

9.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

9.12 Facsimile. Executed copies of this Agreement may be exchanged via facsimile, and such signatures shall be deemed as originals.

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4814-1288-0886.1

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

JetFleet Holding Corp.
a California corporation

By:
Name:
Title:

Address:

PURCHASER:

AeroCentury Corp.
a Delaware corporation

By:
Name:
Title:

Address:

EXHIBIT A

RESTATED CERTIFICATE